COLONIAL U.S. GROWTH & INCOME FUND  Semiannual report

December 31, 1999

                   [Skyscraper and airplane in clouds photo]

PRESIDENT'S MESSAGE

Dear Shareholder:

In the second half of 1999, the U.S. equity markets continued their upward trend, despite a significant rise in interest rates. The booming U.S. economy, which set a record for nine years of expansion early this year, helped propel most major market indexes into record territory in December. The stock market was sharply divided, however, between a lackluster performance in the third quarter of 1999 and outstanding performance in the fourth quarter. The gains in the fourth quarter were driven in large part by a small group of technology stocks, which experienced astounding price appreciation. Finally, there was also a significant discrepancy between the performance of growth stocks versus value stocks, with growth stocks continuing their strong performance and value stocks continuing to struggle.

Colonial U.S. Growth & Income Fund is biased towards a value approach, but our managers look at the relative value of a company within a given industry. For example, the Fund owns companies in the technology sector. However, because we are long-term investors, the Fund does not own the popular dot-com stocks that have had such astronomical performance. Our approach allows us to benefit from important trends in the U.S. economy, such as the increasingly important role that technology plays in improving business productivity and enhancing the lives of consumers. But we do not feel it is prudent to chase short-term trends or invest in stocks that are driven purely by momentum or hype.

The following report will provide you with more specific information about your Fund's performance and the strategies used during the six-month period. As always, we thank you for choosing Colonial U.S. Growth & Income Fund and for giving us the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
February 11, 2000


Not FDIC  May Lose Value
Insured   No Bank Guarantee

HIGHLIGHTS


- TECHNOLOGY STOCKS DOMINATED THE STOCK MARKET IN THE FINAL QUARTER OF 1999. While the market in general declined in the third quarter of the year, stock prices surged in the fourth quarter led by the booming technology sector. The technology-laden Nasdaq Composite Index rose an astounding 51.5% in the second half of 1999, with the majority of this movement occurring in the fourth quarter.

-    DOMINANCE OF TECHNOLOGY IN INDEXES A FACTOR IN MUTUAL FUND
     UNDERPERFORMANCE.
     The high concentration of performance in the technology sector makes it hard for the majority of mutual funds to compete with broad-based indexes. Most mutual funds are designed to diversify their assets across a broad range of industry sectors. We believe this diversification can help achieve solid returns over the long term, but it can cause underperformance in a market dominated by such a narrow group of stocks.

-    GROWTH STOCK PERFORMANCE DOMINATED VALUE STOCKS DURING THE PERIOD.
     Growth stocks continued to dominate the market as well, outperforming value stocks by a significant margin. This has been the trend for the past several years.

                            TOTAL RETURNS FOR S&P 500
                            GROWTH AND VALUE INDEXES
                               6/30/99 - 12/31/99

                                   [BAR CHART]

                          S&P Barra Growth Index        15.3%
                          S&P Barra Value Index          (1.1%)

Growth is represented by the S&P Barra Growth Index. Value is represented by the S&P Barra Value Index. Both are unmanaged indexes that track the performance of widely-held growth and value stocks respectively. Unlike mutual funds, indexes do not incur fees or expenses. It is not possible to invest in an index.


SIX-MONTH CUMULATIVE TOTAL RETURNS AS OF 12/31/99

             Without    With
              sales     sales
             charge    charge
Class A       2.17%    (3.70)%
Class B       1.75%    (2.97)%
Class C       1.79%     0.85%
Class Z       2.31%      n/a

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.


NET ASSET VALUE PER SHARE AS OF 12/31/99

Class A                $20.75
Class B                $20.10
Class C                $20.21
Class Z                $20.82


DISTRIBUTIONS DECLARED PER SHARE 7/1/99 -- 12/31/99

Class A                $1.500
Class B                $1.500
Class C                $1.500
Class Z                $1.500

Past performance cannot predict future results.

PORTFOLIO MANAGER'S REPORT

CHANGE IN SECTOR BREAKDOWN, 12/31/99 VS. 6/30/99

                                  [BAR CHART]

                              12/31/99       6/30/99
                              --------       -------
Technology                     22.6%          21.8%
Financials                     17.1%          17.9%
Consumer Staples               11.3%           6.7%
Healthcare                      8.9%          10.0%
Consumer Cyclicals              8.7%          11.6%
Utilities                       1.9%           8.9%



Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities in the future.

HELD

APPLE COMPUTER, INC. (0.6% of net assets) has enjoyed a recent resurgence attributable to strong operations management and the launch of their highly successful iMac and iBook PCs. Apple's new products have tapped into consumer demand with a great deal of built in functionality. In addition, we expect PC demand to remain solid.

FUND'S PERFORMANCE REFLECTED UNDERWEIGHTING IN TWO SECTORS

During the six-months ended December 31, 1999, the Fund's Class A shares had a total return of 2.17% without a sales charge. The portfolio was modestly underweighted both in technology and consumer cyclicals -- both of which performed very well in the final quarter of the year. Our technology holdings had approximately the same return as the technology sector in the S&P 500 Index, but the Fund's percentage of technology holdings was less than that of the S&P
500. This was the primary reason for the Fund's underperformance of the Index. We began reducing our technology holdings at the beginning of December because of our concern about the extremely high valuation levels that many of these stocks had reached.

In addition, there were several "high-flying" communication services stocks, such as Global Crossing, Sprint PCS, and Nextel that we did not own because we felt they were unreasonably high-priced. This also contributed to the Fund's underperformance of the broader market indexes. We believe, however, that our reasoning should benefit the portfolio over the long term. The Fund has a value bias, which means that we try to find companies that are more reasonably priced than their industry peers. While many of the technology companies that have had incredible performance are fundamentally good companies, when we balanced the risk and reward we felt their prices were too high to fit our portfolio's investment strategy.

TECHNOLOGY STRATEGY EMPHASIZES DIVERSIFIED COMPANIES

Many dot-com companies have good prospects. However, most of them do not make money and have no foreseeable prospects of making money. Our strategy is to look at companies -- such as Microsoft, Intel and Cisco Systems (4.7%, 1.5% and 2.7% of net assets respectively) -- that are benefiting from the growth of the Internet, but have a more diverse revenue base.

POSITIONING THE FUND

We believe the Fund is well positioned for the coming year. We reduced the Fund's technology holdings as we view that sector as overvalued. Financial stocks can perform well in an environment of slowly rising interest rates, which is what we are forecasting.

The global economy is also expected to continue growing, which could put pressure on commodity prices but would also help traditional value sectors such as basic industries and energy. Any manufacturing company that exports its products, which covers a range of industries, should benefit from stronger economic growth overseas. In addition, as global economic growth continues, living standards improve and the range of products in demand increases from basic industrial products to higher-end consumer products like telephones, washer-dryers and computers. The rise in energy prices is very helpful for companies in this sector -- especially oil and natural gas service companies. We anticipate that these trends will be beneficial for the Fund's holdings in these value-oriented sectors.

OUTLOOK DEPENDENT ON INTEREST RATES

The economic and stock market outlook for the coming year will depend in large part on what happens with interest rates, which most analysts agree will increase in the first six months of the year. If the Federal Reserve Board raises short-term rates dramatically, it could have a significant impact on stock prices, especially those stocks with high valuations. However, corporate profits for the fourth quarter of 1999, as well as for the year as a whole, are expected to be very strong. This would help keep the economy growing at a solid rate, which would be good for the stock market. Whatever happens, we will continue to monitor the market and the economy and make adjustments where appropriate.

/s/ Mark E. Stoeckle

MARK STOECKLE is portfolio manager of Colonial U.S. Growth & Income Fund and is a senior vice president of Colonial Management Associates, Inc.

An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments. Changes in interest rates, changes in financial strength of issuers of lower rated bonds, foreign, political and economic developments also may affect Fund performance.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/1999

Share Class                            A                       B                       C                  Z
Inception                          7/1/1992                7/1/1992                 7/1/1994          1/11/1999
----------------------------------------------------------------------------------------------------------------
                            w/o sales  with sales   w/o sales   with sales   w/o sales   with sales   w/o sales
                               charge     charge     charge       charge      charge       charge       charge
----------------------------------------------------------------------------------------------------------------
 One Year                     11.40%      5.00%       10.53%       5.53%       10.58%       9.58%       11.76%
 Five Years                   22.88      21.44        21.97       21.79        21.98       21.98        22.96
 Life of Fund                 18.13      17.21        17.22       17.22        17.23       17.23        18.18


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes C and Z share performance information includes returns of the Fund's Class B and Class A Shares respectively (as their expense structure more closely resembles that of the newer classes) for periods prior to the inception of the newer classes. Share class returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the older and newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer classes would have been different.

HELD

ALCOA, INC. (0.9 of net assets) produces packaging and materials for the automobile, aerospace and construction industries. We like the aluminum industry in general because there is a lot of demand worldwide, but not much supply. Alcoa, in particular, recently raised its dividend and is in the midst of a merger with Reynolds Metals, Inc. We believe that Alcoa has the ability to complete the merger and they have stated that they plan to buy back some stock after the merger is complete. This bodes well for continued improvement in the stock's price.

TOP 10 HOLDINGS AS OF 12/31/99
1. Microsoft Corp.                               4.7%

2. General Electric Co.                          4.0%

3. Cisco Systems Inc.                            2.7%

4. Exxon Mobil Corporation                       2.2%

5. Intl Business Machines Corp.                  2.0%

6. Wal-Mart Stores Inc.                          1.8%

7. Citigroup Inc.                                1.7%

8. MCI Worldcom Inc.                             1.7%

9. SBC Communications Inc.                       1.5%

10. Morgan Stanley Dean Witter                   1.5%

Portfolio holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will maintain these holdings in the future.

INVESTMENT PORTFOLIO

December 31, 1999 (Unaudited)
(In thousands)

COMMON STOCKS 96.6%                                     SHARES        VALUE
-------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING 0.3%
FORESTRY
Canadian National Railway Co.                             133       $  3,502
                                                                    --------
FINANCE, INSURANCE & REAL ESTATE 17.3%
DEPOSITORY INSTITUTIONS 5.5%
BankAmerica Corp.                                         231         11,605
Chase Manhattan Corp.                                     200         15,569
City National Corp.                                       120          3,936
First Union Corp.                                          49          1,621
FleetBoston Financial Corp.                               158          5,500
Golden West Financial Corp.                                89          2,985
J.P. Morgan & Co., Inc.                                    31          3,963
MBNA Corp.                                                151          4,126
PNC Bank Corp.                                            142          6,310
Sovereign Bancorp, Inc.                                   505          3,765
UnionBanCal Corp.                                         155          6,117
Washington Mutual, Inc.                                   215          5,600
Wells Fargo & Co.                                          31          1,258
                                                                    --------
                                                                      72,355
                                                                    --------
FINANCIAL SERVICES 0.4%
Financial Security Assurance Holdings Ltd.                115          5,994
                                                                    --------

INSURANCE CARRIERS 6.3%
Allstate Corp.                                            116          2,791
Ambac Financial Group, Inc.                               171          8,940
American International Group, Inc.                         88          9,502
Citigroup, Inc.                                           411         22,853
Loews Corp.                                                42          2,549
MGIC Investment Corp.                                      62          3,756
Nationwide Financial Services, Inc., Class A              229          6,389
PMI Group, Inc.                                            98          4,774
St. Paul Companies, Inc.                                   38          1,294
Travelers Property Casualty Corp.                         249          8,542
United Healthcare Corp.                                   212         11,241
                                                                    --------
                                                                      82,631
                                                                    --------

NONDEPOSITORY CREDIT INSTITUTIONS 3.0%
American Express Co.                                       48          7,980
Associates First Capital Corp.                            366         10,045
Fannie Mae                                                121          7,561
Freddie Mac                                               108          5,097
Household International, Inc.                             149          5,550
Providian Financial Corp.                                  30          2,741
                                                                    --------
                                                                      38,974
                                                                    --------

SECURITY BROKERS & DEALERS 2.1%
Bear Stearns Cos., Inc.                                   107          4,590
Morgan Stanley Dean Witter & Co.                          139         19,828
Paine Webber Group, Inc.                                   94          3,637
                                                                    --------
                                                                      28,055
                                                                    --------

MANUFACTURING 48.3%
CHEMICALS & ALLIED PRODUCTS 9.3%
Allergan, Inc.                                             93       $  4,647
Amgen, Inc.                                               171         10,271
Biogen, Inc. (a)                                           35          2,966
Bristol-Myers Squibb Co.                                  229         14,718
Dow Chemical Co.                                          101         13,469
Eli Lilly & Co.                                           101          6,697
Goodrich (B.F.) Co.                                       102          2,805
Johnson & Johnson                                          59          5,504
Merck & Co., Inc.                                         156         10,448
Mylan Laboratories, Inc.                                  168          4,226
Pfizer, Inc.                                              337         10,928
Procter & Gamble Co.                                      172         18,834
Schering-Plough Corp.                                     137          5,792
Warner-Lambert Co.                                        137         11,242
                                                                    --------
                                                                     122,547
                                                                    --------
COMMUNICATIONS EQUIPMENT 1.8%
Lucent Technologies, Inc.                                 157         11,716
Tellabs, Inc. (a)                                         189         12,112
                                                                    --------
                                                                      23,828
                                                                    --------
ELECTRICAL INDUSTRIAL EQUIPMENT 4.0%
General Electric Co.                                      343         53,079
                                                                    --------

ELECTRONIC & ELECTRICAL EQUIPMENT 0.5%
Qualcomm, Inc. (a)                                         35          6,204
                                                                    --------

ELECTRONIC COMPONENTS 2.1%
Intel Corp.                                               233         19,162
Microchip Technology, Inc. (a)                            124          8,514
                                                                    --------
                                                                      27,676
                                                                    --------

FOOD & KINDRED PRODUCTS 5.4%
Anheuser Busch Cos., Inc.                                 175         12,382
Bestfoods                                                 191         10,018
Coca Cola Co.                                              49          2,872
General Mills, Inc.                                       115          4,126
PepsiCo, Inc.                                             213          7,522
Philip Morris Companies, Inc.                             280          6,502
Quaker Oats Co.                                           149          9,765
Sara Lee Corp.                                            424          9,363
The Pepsi Bottling Group, Inc.                            549          9,093
                                                                    --------
                                                                      71,643
                                                                    --------

FURNITURE & FIXTURES 0.4%
Johnson Controls, Inc.                                     82          4,635
                                                                    --------

LUMBER & WOOD PRODUCTS 0.3%
Weyerhaeuser Co.                                           51          3,648
                                                                    --------

MACHINERY & COMPUTER EQUIPMENT 9.9%
Adaptec, Inc. (a)                                         150          7,471
Apple Computer, Inc.                                       71          7,300
Applied Materials, Inc. (a)                                65          8,184
Brunswick Corp.                                           227          5,060
Cisco Systems, Inc. (a)                                   332         35,598
Dell Computer Corp. (a)                                   194          9,884

                                                         SHARES        VALUE
-------------------------------------------------------------------------------
EMC Corp. (a)                                              54       $  5,921
Gateway, Inc. (a)                                          51          3,675
Ingersoll Rand Co.                                        136          7,505
International Business Machines Corp.                     238         25,704
Sun Microsystems, Inc. (a)                                124          9,587
Tyco International Ltd.                                   105          4,081
                                                                    --------
                                                                     129,970
                                                                    --------
MEASURING & ANALYZING INSTRUMENTS 0.7%
Beckman Coulter, Inc.                                      29          1,480
Honeywell International, Inc.                              77          4,467
St. Jude Medical, Inc.                                     99          3,023
                                                                    --------
                                                                       8,970
                                                                    --------

PAPER PRODUCTS 1.5%
International Paper Co.                                   181         10,198
Kimberly Clark Corp.                                       66          4,307
Westvaco Corp.                                            147          4,809
                                                                    --------
                                                                      19,314
                                                                    --------

PETROLEUM REFINING 5.1%
BP Amoco PLC, ADR                                         150          8,897
Chevron Corp.                                             119         10,326
Exxon Mobil Corp.                                         365         29,419
Lyondell Petrochemical Co.                                211          2,694
Royal Dutch Petroleum Co.                                 254         15,369
                                                                    --------
                                                                      66,705
                                                                    --------

PRIMARY METAL 0.9%
Alcoa, Inc.                                               150         12,450
                                                                    --------

PRINTING & PUBLISHING 0.5%
Tribune Co.                                               119          6,536
                                                                    --------

RUBBER & PLASTIC 0.5%
Weatherford International, Inc. (a)                       165          6,582
                                                                    --------

STONE, CLAY, GLASS & CONCRETE 0.2%
USG Corp.                                                  63          2,983
                                                                    --------

TEXTILE MILL PRODUCTS 0.3%
Shaw Industries, Inc.                                     294          4,542
                                                                    --------

TRANSPORTATION EQUIPMENT 4.9%
Boeing Co.                                                333         13,832
Ford Motor Co.                                            302         16,160
Lear Corp. (a)                                            148          4,736
Lockheed Martin Corp.                                     481         10,526
PACCAR, Inc.                                              137          6,075
United Technologies Corp.                                 193         12,512
                                                                    --------
                                                                      63,841
                                                                    --------

MINING & ENERGY 1.9%
CRUDE PETROLEUM & NATURAL GAS 0.2%
Burlington Resources, Inc.                                 76          2,513
                                                                    --------

OIL & GAS EXTRACTION 0.6%
Falcon Drilling Co., Inc. (a)                             522          6,914
Transocean Sedco Forex, Inc.                               31          1,056
                                                                    --------
                                                                       7,970
                                                                    --------

OIL & GAS FIELD SERVICES 1.1%
Coflexip SA, ADR                                           23       $    884
Petroleum Geo-Services, ADR (a)                           239          4,259
Schlumberger Ltd.                                         162          9,107
                                                                    --------
                                                                      14,250
                                                                    --------

RETAIL TRADE 6.7%
APPAREL & ACCESSORY STORES 0.4%
TJX Companies, Inc.                                       274          5,594
                                                                    --------

BUILDING, HARDWARE & GARDEN SUPPLY  0.4%
Home Depot, Inc.                                           63          4,330
Lowe's Companies, Inc.                                     21          1,278
                                                                    --------
                                                                       5,608
                                                                    --------

FOOD STORES 0.4%
Kroger Corp. (a)                                           82          1,553
Safeway, Inc. (a)                                          93          3,316
                                                                    --------
                                                                       4,869
                                                                    --------

GENERAL MERCHANDISE STORES 3.3%
Dayton Hudson Corp.                                       139         10,178
Federated Department Stores, Inc. (a)                     183          9,268
Wal-Mart Stores, Inc.                                     348         24,049
                                                                    --------
                                                                      43,495
                                                                    --------

HOME FURNISHINGS & EQUIPMENT 0.8%
Best Buy Co., Inc. (a)                                    129          6,449
Tandy Corp.                                                94          4,609
                                                                    --------
                                                                      11,058
                                                                    --------

MISCELLANEOUS RETAIL 0.7%
CVS Corp.                                                 159          6,358
Office Depot, Inc. (a)                                    209          2,285
                                                                    --------
                                                                       8,643
                                                                    --------

RESTAURANTS 0.7%
Darden Restaurants, Inc.                                  478          8,662
                                                                    --------
SERVICES 9.8%
AMUSEMENT & RECREATION 0.2%
Harrah's Entertainment, Inc. (a)                           89          2,340
                                                                    --------
BUSINESS SERVICES 0.4%
Manpower, Inc.                                            129          4,839
                                                                    --------
COMPUTER RELATED SERVICES 2.4%
America Online, Inc.                                      113          8,524
Electronic Data Systems Corp.                             135          9,057
Teradyne, Inc. (a)                                        215         14,177
                                                                    --------
                                                                      31,758
                                                                    --------

COMPUTER SOFTWARE 5.9%
Microsoft Corp. (a)                                       535         62,403
Oracle Corp. (a)                                          133         14,882
                                                                    --------
                                                                      77,285
                                                                    --------

HEALTH SERVICES 0.8%
Columbia/HCA Healthcare Corp.                             346         10,145
                                                                    --------
MOTION PICTURES 0.1%
Time Warner, Inc.                                          16          1,188
                                                                    --------

December 31, 1999 (Unaudited)
(In thousands)

COMMON STOCKS (CONTINUED)                                 SHARES       VALUE
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICE 11.8%
AIR TRANSPORTATION 0.6%
Delta Air Lines, Inc.                                       80       $  3,965
UAL, Inc. (a)                                               56          4,344
                                                                     --------
                                                                        8,309
                                                                     --------
COMMUNICATIONS 0.2%
Telephone and Data Systems, Inc.                            24          3,062
                                                                     --------
ELECTRIC SERVICES 1.8%
Edison International                                       236          6,172
Entergy Corp.                                              252          6,499
Texas Utilities Co.                                        165          5,850
Unicom Corp.                                               160          5,373
                                                                     --------
                                                                       23,894
                                                                     --------
RAILROAD 0.4%
Union Pacific Corp.                                        138          6,016
                                                                     --------
TELECOMMUNICATION 8.8%
AT&T Corp.                                                 348         17,666
Bell Atlantic Corp.                                        123          7,548
BellSouth Corp.                                            147          6,896
Chris-Craft Industries, Inc. (a)                            60          4,328
Comcast Corp. Special Class A,                             237         11,884
GTE Corp.                                                  201         14,211
MCI WorldCom, Inc. (a)                                     428         22,716
RF Micro Devices, Inc. (a)                                 104          7,124
SBC Communications, Inc., Class A                          409         19,958
US Cellular Corp. (a)                                       30          2,998
                                                                     --------
                                                                      115,329
                                                                     --------

WHOLESALE TRADE 0.5%
NONDURABLE GOODS
Sysco Corp.                                                183          7,224
                                                                     --------
TOTAL COMMON STOCKS
  (cost of $1,003,485) (b)                                          1,270,715
                                                                    ---------

SHORT-TERM OBLIGATIONS 2.4%                             PAR
-----------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd.,
  dated 12/31/99, due 01/03/00 at 2.500%
  collateralized by U.S. Treasury bonds
  and/or notes with various maturities to
  2021, market value $32,449
  (repurchase proceeds $31,799)                        $31,792         31,792
                                                                   ----------
OTHER ASSETS & LIABILITIES, NET 1.0%                                   12,816
                                                                   ----------
Net Assets 100.0%                                                  $1,315,323
                                                                   ----------

NOTES TO INVESTMENT PORTFOLIO:

(a) Non income producing.

(b) Cost for federal income tax purposes is the same.


See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999 (Unaudited)
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $1,003,485)                       $1,270,715
Short-term obligations                                           31,792
                                                             ----------
                                                              1,302,507
Cash                                              $     1
  Receivable for:
  Investments sold                                 13,133
  Dividends                                         1,573
  Fund shares sold                                  1,052
Other                                                  55        15,816
                                                   ------    ----------
  Total Assets                                                1,318,323

LIABILITIES
Payable for:
  Fund shares repurchased                          2,988
  Distributions                                        3
Accrued:
  Deferred Trustees fees                               9
                                                   ------
  Total Liabilities                                               3,000
                                                             ----------

NET ASSETS                                                   $1,315,323
                                                             ==========
Net asset value & redemption price per
  share -- Class A ($347,385/16,744)                         $    20.75(a)
                                                             ==========
Maximum offering price per share --
  Class A ($20.75/0.9425)                                    $    22.02(b)
                                                             ==========
Net asset value & offering price per share  --
  Class B ($933,225/46,431)                                  $    20.10(a)
                                                             ==========
Net asset value & offering price per share  --
  Class C ($34,712/1,718)                                    $    20.21(a)
                                                             ==========
Net asset value, offering and redemption price
  per share -- Class Z (1/c)                                 $    20.82
                                                             ==========
COMPOSITION OF NET ASSETS
Capital paid in                                              $  976,926
Overdistributed net investment income                            (3,543)
Accumulated net realized gains                                   74,710
Net unrealized appreciation                                     267,230
                                                             ----------
                                                             $1,315,323
                                                             ==========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

(c) Rounds to less than one.




STATEMENT OF OPERATIONS

For the six months ended December 31, 1999 (Unaudited)
(In thousands)

INVESTMENT INCOME
Dividends                                                       $  7,639
Interest                                                           1,158
                                                                 -------
                                                                   8,797

EXPENSES
Management fee                                    $  4,962
Service fee -- Class A, B, C                         1,621
Distribution fee -- Class B                          3,379
Distribution fee -- Class C                            128
Transfer agent fee                                   1,819
Bookkeeping fee                                        214
Trustees fee                                            28
Custodian fee                                            3
Audit fee                                               16
Legal fee                                                3
Registration fee                                        52
Reports to shareholders                                 16
Other                                                   70        12,311
                                                   -------       -------
  Net Investment Loss                                             (3,514)
                                                                 -------
NET REALIZED & UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain                                                 79,257
Net change in unrealized appreciation/
  depreciation during the period                                 (51,865)
                                                                 -------
     Net Gain                                                     27,392
                                                                 -------
Increase in Net Assets from Operations                          $ 23,878
                                                                ========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
 (In thousands)

                                                            (UNAUDITED)
                                                            SIX MONTHS        YEAR ENDED
                                                              ENDED           JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                        DECEMBER 31, 1999      1999
----------------------------------------------------------------------------------------
Operations:
Net investment loss                                       $    (3,514)      $    (3,897)
Net realized gain                                              79,257            94,674
Net change in unrealized appreciation/
  depreciation                                                (51,865)           62,504
                                                          -----------       -----------
    Net Increase from Operations                               23,878           153,281
Distributions:
From net realized gains -- Class A                            (23,656)          (13,375)
From net realized gains -- Class B                            (65,520)          (32,785)
From net realized gains -- Class C                             (2,406)           (1,307)
                                                          -----------       -----------
                                                              (67,704)          105,814
                                                          -----------       -----------
Fund Share Transactions:
Receipts for shares sold -- Class A                            46,549           102,537
Value of distributions reinvested --
  Class A                                                      22,474            12,287
Cost of shares repurchased -- Class A                         (56,867)          (98,667)
                                                          -----------       -----------
                                                               12,156            16,157
                                                          -----------       -----------
Receipts for shares sold -- Class B                           101,854           306,775
Value of distributions reinvested --
  Class B                                                      61,247            30,794
Cost of shares repurchased -- Class B                        (100,295)         (152,433)
                                                          -----------       -----------
                                                               62,806           185,136
                                                          -----------       -----------
Receipts for shares sold -- Class C                             3,785            11,739
Value of distributions reinvested --
  Class C                                                       2,315             1,245
Cost of shares repurchased -- Class C                          (4,867)           (8,663)
                                                          -----------       -----------
                                                                1,233             4,321
                                                          -----------       -----------
Receipts for shares sold -- Class Z                              --                   1
Value of distributions reinvested --
  Class Z                                                         (a)              --
Cost of shares repurchased -- Class Z                             (a)              --
                                                          -----------       -----------
                                                                  (a)                 1
                                                          -----------       -----------
  Net Increase from Fund Share
    Transactions                                               76,195           205,615
                                                          -----------       -----------
    Total Increase                                              8,491           311,429

NET ASSETS
Beginning of period                                         1,306,832           995,403
                                                          -----------       -----------
End of period (net of overdistributed
  net investment income of $3,543
  and $29, respectively)                                  $ 1,315,323       $ 1,306,832
                                                          ===========       ===========

(a) Rounds to less than one

                                                         (UNAUDITED)
                                                         SIX MONTHS           YEAR ENDED
                                                           ENDED               JUNE 30,
NUMBER OF FUND SHARES                                  DECEMBER 31, 1999        1999
----------------------------------------------------------------------------------------
Sold -- Class A                                              2,201            5,358
Issued for distributions reinvested --
  Class A                                                    1,129            1,536
Repurchased -- Class A                                      (2,699)          (3,855)
                                                             -----           ------
                                                               631            3,039
                                                             -----           ------
Sold -- Class B                                              4,976           11,217
Issued for distributions reinvested --
  Class B                                                    3,174            2,981
Repurchased -- Class B                                      (4,916)          (4,344)
                                                             -----           ------
                                                             3,234            9,854
                                                             -----           ------
Sold -- Class C                                                184            1,003
Issued for distributions reinvested --
  Class C                                                      119               81
Repurchased -- Class C                                        (236)            (319)
                                                             -----           ------
                                                                67              765
                                                             -----           ------
Sold -- Class Z                                               --               --
Issued for distributions reinvested --
  Class Z                                                      (a)             --
Repurchased -- Class Z                                         (a)             --
                                                             -----           ------
                                                               (a)             --
                                                             -----           ------

8                        See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999 (Unaudited)

NOTE 1. INTERIM FINANCIAL STATEMENTS

In the opinion of Colonial U.S. Growth & Income Fund (the Fund), a series of Liberty Funds Trust VI, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES

ORGANIZATION:

The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-ended management company. The Fund's investment objective is to seek long-term growth and income. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge and will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee per share applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fees applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER:

Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

December 31, 1999 (Unaudited)

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

AVERAGE NET ASSETS                                            ANNUAL FEE RATE
------------------                                            ---------------
  First $1 billion                                                 0.80%
  Over $1 billion                                                  0.70%

BOOKKEEPING FEE:

The Advisor provides bookkeeping and pricing services for $27,000 annually plus a percentage of the Fund's average net assets as follows:

AVERAGE NET ASSETS                                           ANNUAL FEE RATE
------------------                                           ---------------
 First $50 million                                               No Charge
Next $950 million                                                 0.035%
   Next $1 billion                                                0.025%

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For six month's ended December 31, 1999, the Fund has been Advised that the Distributor retained net underwriting discounts of $1,672,487 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $4,388, $1,406,716 and $4,302 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the six months ended December 31, 1999, purchases and sales of investments, other than short-term obligations, were $632,571,098 and $658,151,818 respectively.

Unrealized appreciation (depreciation) at December 31, 1999 based on cost of investments for both financial statement federal income tax purposes was:

Gross unrealized appreciation                                     $ 328,275,703
Gross unrealized depreciation                                       (61,045,832)
                                                                  -------------
  Net unrealized appreciation                                     $ 267,229,871
                                                                  =============

OTHER:

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the six months ended December 31, 1999.

FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                   (UNAUDITED)
                                                                        FOR SIX MONTHS ENDED DECEMBER 31, 1999
                                                        --------------------------------------------------------------------------
                                                             CLASS A             CLASS B               CLASS C            CLASS Z
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     21.840         $     21.290         $     21.390        $     21.880
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                              (0.002)              (0.077)              (0.077)              0.026
Net realized and unrealized gain                               0.412                0.387                0.397               0.414
                                                        ------------         ------------         ------------        ------------
  Total from Investment Operations                             0.410                0.310                0.320               0.440
                                                        ------------         ------------         ------------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       (1.500)              (1.500)              (1.500)             (1.500)
                                                        ============         ============         ============        ============
NET ASSET VALUE, END OF PERIOD                          $     20.750         $     20.100         $     20.210        $     20.820
                                                        ============         ============         ============        ============
Total return (b) (c)                                            2.17%                1.75%                1.79%               2.31%
                                                        ============         ============         ============        ============
RATIOS TO AVERAGE NET ASSETS
Expenses (d) (e)                                                1.37%                2.12%                2.12%               1.12%
Net investment income (loss) (d) (e)                            0.01%               (0.74)%              (0.74)%              0.26%
Portfolio turnover                                                51%                  51%                  51%                 51%
Net assets at end of period (000)                       $    347,385         $    933,225         $     34,712        $          1


(a) Per share data was calculated using the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Not annualized.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e)  Annualized.

                                                                            YEAR ENDED JUNE 30, 1999
                                                     ------------------------------------------------------------------------------
                                                         CLASS A              CLASS B              CLASS C          CLASS Z (a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     20.020         $     19.680         $     19.780        $     20.670
                                                     ============         ============         ============        ============
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                            0.036               (0.109)              (0.110)              0.061
Net realized and unrealized gain                            2.654                2.589                2.590               1.149
                                                     ------------         ------------         ------------        ------------
  Total from Investment Operations                          2.690                2.480                2.480               1.210
                                                     ------------         ------------         ------------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    (0.870)              (0.870)              (0.870)               --
                                                     ------------         ------------         ------------        ------------
NET ASSET VALUE, END OF PERIOD                       $     21.840         $     21.290         $     21.390        $     21.880
                                                     ============         ============         ============        ============
Total return (c)                                            13.97%               13.12%               13.05%               5.85%(d)
                                                     ============         ============         ============        ============
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                 1.41%                2.16%                2.16%               1.06%(f)
Net investment income (loss) (e)                             0.19%               (0.56)%              (0.56)%              0.45%(f)
Portfolio turnover                                             79%                  79%                  79%                 79%
Net assets at end of period (000)                    $    351,972         $    919,542         $     35,317        $          1


(a) Class Z shares were initially offered on January 11, 1999. Per share amounts reflect activity from that date.

(b) Per share data was calculated using the average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)  Annualized.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                    YEAR ENDED JUNE 30, 1998
                                                                  ----------------------------------------------------------------
                                                                       CLASS A                CLASS B                CLASS C (b)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     17.550            $     17.370            $     17.440
                                                                  ------------            ------------            ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                                         0.097                  (0.043)                 (0.044)
Net realized and unrealized gain                                         4.620                   4.553                   4.584
                                                                  ------------            ------------            ------------
  Total from Investment Operations                                       4.717                   4.510                   4.540
                                                                  ------------            ------------            ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                              (0.010)                   --                      --
In excess of net investment income                                      (0.037)                   --                      --
From net realized gains                                                 (2.200)                 (2.200)                 (2.200)
                                                                  ------------            ------------            ------------
  Total Distributions Declared to Shareholders                          (2.247)                 (2.200)                 (2.200)
                                                                  ------------            ------------            ------------
NET ASSET VALUE, END OF PERIOD                                    $     20.020            $     19.680            $     19.780
                                                                  ------------            ------------            ------------
Total return (c)                                                         28.66%                  27.67%                  27.73%
                                                                  ------------            ------------            ------------
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                              1.41%                   2.16%                   2.16%
Net investment income (loss) (d)                                          0.53%                  (0.22%)                 (0.22%)
Portfolio turnover                                                          53%                     53%                     53%
Net assets at end of period (000)                                 $    306,864            $    660,305            $     28,234


(a) Per share data was calculated using average shares outstanding during the period.

(b)  Class D shares were redesignated to Class C shares on July 1, 1997.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.



                                                                              YEARS ENDED JUNE 30,
                                                    -------------------------------------------------------------------------------
                                                                   1997                                    1996
                                                    --------------------------------------   --------------------------------------
                                                    CLASS A       CLASS B         CLASS C      CLASS A       CLASS B      CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.470     $  14.360      $  14.410    $  13.260     $  13.180    $  13.240
                                                    ---------     ---------      ---------    ---------     ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                        0.099        (0.015)        (0.015)       0.121         0.017        0.016
Net realized and unrealized gain                        4.314         4.275          4.295        2.292         2.265        2.268
                                                    ---------     ---------      ---------    ---------     ---------    ---------
  Total from Investment Operations                      4.413         4.260          4.280        2.413         2.282        2.284
                                                    ---------     ---------      ---------    ---------     ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.072)         --             --         (0.118)       (0.017)      (0.029)
In excess of net investment income                     (0.011)         --             --           --            --           --
From net realized gains                                (1.250)       (1.250)        (1.250)      (1.085)       (1.085)      (1.085)
                                                    =========     =========      =========    =========     =========    =========
  Total Distributions Declared to Shareholders         (1.333)       (1.250)        (1.250)      (1.203)       (1.102)      (1.114)
                                                    =========     =========      =========    =========     =========    =========
NET ASSET VALUE, END OF PERIOD                      $  17.550     $  17.370      $  17.440    $  14.470     $  14.360    $  14.410
                                                    =========     =========      =========    =========     =========    =========
Total return (b)                                        32.13%        31.21%         31.24%       18.85%        17.91%       17.84%
                                                    =========     =========      =========    =========     =========    =========
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                             1.45%         2.20%          2.20%        1.45%         2.20%        2.20%
Net investment income (loss) (c)                         0.65%        (0.10%)        (0.10%)       0.87%         0.12%        0.12%
Portfolio turnover                                         83%           83%            83%          89%           89%          89%
Net assets at end of period (000)                   $ 215,680     $ 411,670      $  11,553    $ 168,554     $ 306,718    $   8,458


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                  YEAR ENDED JUNE 30, 1995
                                                               ----------------------------------------------------------------
                                                                  CLASS A                  CLASS B                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     11.460             $     11.400             $     11.460
                                                               ------------             ------------             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                             0.165                    0.075                    0.074
Net realized and unrealized gain                                      2.530                    2.513                    2.534
                                                               ------------             ------------             ------------
  Total from Investment Operations                                    2.695                    2.588                    2.608
                                                               ------------             ------------             ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                           (0.160)                  (0.073)                  (0.093)
From net realized gains                                              (0.735)                  (0.735)                  (0.735)
                                                               ------------             ------------             ------------
  Total Distributions Declared to Shareholders                       (0.895)                  (0.808)                  (0.828)
                                                               ------------             ------------             ------------
NET ASSET VALUE, END OF PERIOD                                 $     13.260             $     13.180             $     13.240
                                                               ============             ============             ============
Total return (b)                                                      24.84%                   23.94%                   24.01%
                                                               ============             ============             ============
RATIOS TO AVERAGE NET ASSETS
Expenses                                                               1.46%                    2.21%                    2.21%
Net investment income                                                  1.37%                    0.62%                    0.62%
Portfolio turnover                                                       84%                      84%                      84%
Net assets at end of period (000)                              $    124,171             $    218,201             $      3,028

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                       This page left intentionally blank.

                       This page left intentionally blank.

SHAREHOLDER SERVICES

TO MAKE INVESTING

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs

SHAREHOLDER COMMUNICATIONS

TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)


(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                            TRUSTEES & TRANSFER AGENT



TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Academic Vice President and Dean of Faculties, Boston College (former Dean, Boston College School of Management)

THOMAS E. STITZEL

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN

Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial U.S. Growth & Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial U.S. Growth & Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
COLONIAL U.S. GROWTH & INCOME FUND

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

                                 LIBERTY FUNDS

ALL-STAR       INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.

COLONIAL       FIXED INCOME AND VALUE STYLE EQUITY INVESTING.


CRABBE
HUSON          A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.


NEWPORT        A LEADER IN INTERNATIONAL INVESTING.(SM)


STEIN ROE
ADVISOR        INNOVATIVE SOLUTIONS FOR GROWTH AND INCOME INVESTING.


[KEYPORT LOGO] A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

COLONIAL U.S. GROWTH & INCOME FUND    SEMIANNUAL REPORT


[LIBERTY FUNDS LOGO]                                               BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  HOLLISTON, MA
                                                                  PERMIT NO. 20






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